Supplement Dated February 28, 2000*
                    to the Prospectus Dated January 28, 2000
                         of AXP(SM) Equity Select Fund

The following revision applies to "The Fund" section of the prospectus under the heading "Management." The following paragraphs replace the paragraph on Betty J.
Tebault:

     Duncan J. Evered, co-portfolio manager, joined AEFC in 1994. He is also a portfolio manager for institutional products focusing on small to mid-cap holdings.

     Paul A. Rokosz, CFA and vice president is co-portfolio manager of the fund. He joined AEFC in 1998. He is also a portfolio manager for institutional products focusing on small to mid-cap holdings. From 1996 until he came to AEFC, he worked at Putnam Investments as a senior analyst providing fundamental research to their 14-person Specialty Growth team. Prior to that he co-managed a Kemper small capitalization equity mutual fund for Kemper Investments.


S-6426-1 A (02/00)
*Valid until next prospectus update.